EXHIBIT 99.5

             The Credit Support Annex to the ISDA Master Agreement

                                    ISDA(R)

             International Swaps and Derivatives Association, Inc.

                             CREDIT SUPPORT ANNEX

                            to the Schedule to the

                               Master Agreement

                          dated as of April 28, 2006

                                    between

       LEHMAN BROTHERS           THE BANK OF NEW YORK, not in its individual or
   SPECIAL FINANCING INC.        corporate capacity but solely as Swap Contract
                                 Administrator for CWALT, Inc. Alternative Loan
                                  Trust 2006-OC3, pursuant to a Swap Contract
                                            Administration Agreement
           Party A                                  Party B

This Annex supplements, forms part of, and is subject to, the above-referenced Agreement, is part of its Schedule and is a Credit Support Document under this Agreement with respect to each party.

Accordingly, the parties agree as follows:

Paragraph 1. Interpretation

(a) Definitions and Inconsistency. Capitalized terms not otherwise defined herein or elsewhere in this Agreement have the meanings specified pursuant to Paragraph 12, and all references in this Annex to Paragraphs are to Paragraphs of this Annex. In the event of any inconsistency between this Annex and the other provisions of this Schedule, this Annex will prevail and in the event of any inconsistency between Paragraph 13 and the other provisions of this Annex, Paragraph 13 will prevail.

(b) Secured Party and Pledgor. All references in this Annex to the "Secured Party" will be to either party when acting in that capacity and all corresponding references to the "Pledgor" will be to the other party when acting in that capacity; provided, however, that if Other Posted Support is held by a party to this Annex, all references herein to that party as the Secured Party with respect to that Other Posted Support will be to that party as the beneficiary thereof and will not subject that support or that party as the beneficiary thereof to provisions of law generally relating to security interests and secured parties.

Paragraph 2.  Security Interest

Each party, as the Pledgor, hereby pledges to the other party, as the Secured Party, as security for its Obligations, and grants to the Secured Party a first priority continuing security interest in, lien on and right of Set-off against all Posted Collateral Transferred to or received by the Secured Party hereunder. Upon the Transfer by the Secured Party to the Pledgor of Posted Collateral, the security interest and lien granted hereunder on that Posted Collateral will be released immediately and, to the extent possible, without further action by either party.

  Copyright (C) 1994 by International Swaps and Derivatives Association, Inc.

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                             CREDIT SUPPORT ANNEX
                            Elections and Variables
                          dated as of April 28, 2006
                                    between
                    LEHMAN BROTHERS SPECIAL FINANCING INC.
              (hereinafter referred to as "Party A" or "Pledgor")
                                      and
 THE BANK OF NEW YORK, not in its individual or corporate capacity but solely as Swap Contract Administrator for CWALT, Inc. Alternative Loan Trust
                    2006-OC3, pursuant to a Swap Contract
                           Administration Agreement
           (hereinafter referred to as "Party B" or "Secured Party")

Paragraph 13.  Elections and Variables

(a) Security Interest for "Obligations". The term "Obligations" as used in this Annex includes the following additional obligations:

      With respect to Party A, not applicable.

      With respect to Party B, not applicable.

(b)   Credit Support Obligations.

      (i)   Delivery Amount, Return Amount and Credit Support Amount

            (A)   "Delivery Amount" has the meaning specified in Paragraph
                  3(a)

            (B)   "Return Amount" has the meaning specified in Paragraph 3(b).

            (C) "Credit Support Amount" means, for any Valuation Date, "Credit Support Amount" means, for any Valuation Date, an amount equal to 100.0% of the Secured Party's Exposure for the next Valuation Date and the product of the Volatility Buffer and the Notional Amount.

      (ii) Eligible Collateral. At such time as Party A is required to post collateral pursuant to Part 1(h)(A) of the Schedule), the following items will qualify as "Eligible Collateral" (together with such other collateral types (and related valuation percentages) with respect to which Rating Agency Confirmation is provided):

                                                                   Valuation
                 Collateral Type                                   Percentage
                 ---------------                                   ----------

            (A)  cash.                                               100.0%

            (B)  Negotiable debt obligations issued by the U.S.       98.5%
                 Treasury Department having a maturity at issuance of not more than one year.

            (C)  Negotiable debt obligations issued by the U.S.       89.9%
                 Treasury Department having a maturity at issuance of more than one year but not more than ten years.

            (D)  Negotiable debt obligations issued by the U.S.       83.9%
                 Treasury Department having a maturity at issuance of more than ten years.

            (E)  demand and time deposits in, certificates of         98.0%
                 deposit of, bankers' acceptances payable within 183 days of issuance issued by, or federal funds sold by any U.S. federal or state depository institution or trust company, the commercial paper and/or debt obligations of which (or, in the case of the principal depository institution in a holding company


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                 system, the commercial paper or debt obligations of such
                 holding company) at the time of such investment or contractual commitment providing for such investment have a long-term credit rating of "Aaa" by Moody's and "AAA" by Standard & Poor's, in the case of long-term debt obligations, or "Prime-1" by Moody's and "A-1+" by Standard & Poor's, in the case of commercial paper and short-term obligations; provided, that in the case of commercial paper and short-term debt obligations with a maturity of longer than 91 days, the issuer thereof must also have at the time of such investment a long-term credit rating of "Aaa" by Moody's and "AAA" by Standard & Poor's.

      (iii) Other Eligible Support. The following items will qualify as "Other Eligible Support" for the party specified: Not applicable.

      (iv)  Thresholds.

            (A) "Independent Amount" shall not be applicable with respect to Party A or Party B unless otherwise specified in a Confirmation.

            (B) "Threshold" means, with respect to Party A, zero at any time that (1) Party A (or to the extent applicable, its Credit Support Provider) does not have the required ratings set forth in Part 1(h)(A) of the Schedule from Standard & Poor's and has failed to transfer its rights and obligations under this Agreement within 30 days of its downgrade or (2) Party A (or to the extent applicable, its Credit Support Provider) does not have the required ratings from Moody's; otherwise the Threshold shall be unlimited.

            (C) "Minimum Transfer Amount" means, with respect to a party, $100,000.

            (D) "Rounding". The Delivery Amount and the Return Amount will be rounded up and down respectively to the nearest integral multiple of $1,000.

      (c)   Valuation and Timing.

            (i) "Valuation Agent" means Party A. All calculations by the Valuation Agent must be made in accordance with standard market practice, including, in the event of a dispute as to the Value of any Eligible Credit Support or Posted Credit Support, by making reference to quotations received by the Valuation Agent from commonly accepted third party sources.

            (ii) "Valuation Date" means, for purposes of each time that Party A is required to post collateral pursuant to Part 1(h)(A) of the Schedule, each Wednesday or, if such day is not a Local Business Day, the next following Local Business Day.

            (iii) "Valuation Time" means the close of business in the location where the relevant product is traded, provided that the calculations of Value and Exposure will made as of approximately the same time on the same date.

            (iv) "Notification Time" means 3:00 p.m., New York time, on a Local Business Day.

            (v) Notice to S&P. At any time while Party A's Credit Support Provider shall fail to have the Approved Rating Thresholds from S&P, Party A shall provide to S&P not later than the Notification Time on the Local Business Day following each Valuation Date the calculations of Exposure and the Value of any Eligible Credit Support or Posted Credit Support for that Valuation Date.

            (vi) External Verification. Notwithstanding the definition of Valuation Agent and Valuation Date, at any time while the long-term unsecured debt or counterparty rating of Party A's Credit Support Provider is not above "BBB", the calculations of Exposure and the Value of any Eligible Credit Support or Posted Credit Support must be verified by an external


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                  mark quarterly. The external mark must be obtained by an
                  independent third party, and cannot be verified by the same entity more than four times in any 12-month period. In addition, the external mark-to-market valuations should reflect the higher of two bids from counterparties that would be eligible and willing to provide the swap in the absence of the current provider. The Value of any Eligible Credit Support or Posted Credit Support and Exposure should be based on the greater of the calculations of the Valuation Agent and the external marks, and any deficiencies in Value and Exposure must be cured within three days.


      (d) Conditions Precedent and Secured Party's Rights and Remedies. There will be no Specified Conditions for Party A and Party B.

      (e)   Substitution

            (i) "Substitution Date" has the meaning specified in Paragraph 4(d)(ii).

            (ii) "Consent." The Pledgor need not obtain the Secured Party's consent for any substitution pursuant to Paragraph 4(d).

      (f)   Dispute Resolution

            (i) "Resolution Time" means 1:00 p.m. on the Local Business Day following the date on which notice is given that gives rise to a default.

            (ii) Value. For the purpose of Paragraph 5(i)c) and 5(ii), the Value of Posted Credit Support other than Cash will be calculated as follows:

                  With respect to any Eligible Collateral in the form of securities listed in Paragraph 13(b)(ii) (referred to herein as "Collateral Obligations") the sum of (I)(x) the bid price quoted on such date by a mutually acceptable principal market maker for such Collateral Obligations, or (y) if no such quotation is available from a principal market maker for such date, such bid price as of the day, next preceding such date, on which such quotation was available, in either case multiplied by the applicable Valuation Percentage, plus
                  (II) the accrued interest on such Collateral Obligations (except to the extent Transferred to a party pursuant to any applicable section of this Agreement or included in the applicable price referred to in (I) of this Clause) as of such date.

            (ii)  "Alternative." Paragraph 5 will apply.

      (g)   Holding and Using Posted Collateral.

            (i)   "Eligibility to Hold Posted Collateral; Custodians."

                  Party B and or its Custodian will be entitled to hold Posted Collateral pursuant to Paragraph 6(b), provided that the following conditions applicable to it are satisfied:

                  (1) The Custodian is a bank or trust company located in the United States having total assets of at least $250,000,000 and a short term unsecured debt or counterparty rating of "Prime-1" from Moody's and "A-1" from Standard & Poor's.

                  Initially, the Custodian for Party B is:  The Bank of New
                  York.

            (ii) "Use of Posted Collateral" The provisions of Paragraph 6(c) will not apply with respect to the collateral posted by Party A.

      (h)   Distributions and Interest Amount.

            (i) "Interest Rate." The Interest Rate shall be the actual interest rate achieved on Posted Collateral in the form of Cash that is held by Party B's Custodian. . Party B's Custodian


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                  shall hold Posted Collateral in the form of Cash in such
                  deposit or investment account as specified by Party A to Party B and reasonably acceptable to Party B's Custodian.

            (ii) "Transfer of Interest Amount." The Transfer of the Interest Amount will be made on the first Local Business Day of each calendar month and on any Local Business Day that Posted Collateral in the form of Cash is Transferred to the Pledgor pursuant to Paragraph 3(b).

            (iii) "Alternative to Interest Amount." Not applicable.

      (i)   Additional Representation(s). Not applicable.

      (j)   "Other Eligible Support and Other Posted Support."

            (i) "Value" with respect to Other Eligible Support and Other Posted Support means: Not applicable.

            (ii) "Transfer" with respect to Other Eligible Support and Other Posted Support means: Not applicable.

      (k) Demands and Notices. All demands, specifications and notices made by a party to this Annex will be made pursuant to the Notices Section of this Agreement.

      (l) Addresses for Transfers. As agreed upon between the parties from time to time.

      (m)   Other Provisions.

            (i) "Volatility Buffer" shall mean the percentage set forth in the following table with respect to any Transaction (other than a Transaction identified in the related Confirmation as a Timing Hedge):

-----------------------------------------------------------------------------------------------------------------------------------
The higher of  the             Remaining Weighted      Remaining Weighted      Remaining Weighted          Remaining Weighted
short-term credit rating of    Average Life Maturity   Average Life Maturity   Average Life Maturity up    Average Life Maturity
(i) Party A and (ii) the       up to 3 years           up to 5 years           to 10 years                 up to 30 years
Credit Support Provider of
Party A
-----------------------------------------------------------------------------------------------------------------------------------
At least "A-2"                 2.75                    3.25                    4.00                        4.75
-----------------------------------------------------------------------------------------------------------------------------------
"A-3"                          3.25                    4.00                    5.00                        6.25
-----------------------------------------------------------------------------------------------------------------------------------
"BB+" or lower                 3.50                    4.50                    5.75                        7.50
-----------------------------------------------------------------------------------------------------------------------------------


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            (ii)  Agreement as to Single Secured Party and Pledgor. Party A
                  and Party B agree that, notwithstanding anything to the contrary in the recital of this Annex, Paragraph 1(b) or Paragraph 2 of the definitions in Paragraph 12, (a) the term "Secured Party" as used in this Annex means only Party = = B, (b) the term "Pledgor" as used in this Annex means only Party A, (c) only Party A makes the = = pledge and grant in Paragraph 2, the acknowledgment in the final sentence of Paragraph 8(a) and the representations in Paragraph 9 and
                  (d) only Party A will be required to post Eligible Credit Support hereunder. Party A also agrees that it shall pay all costs of transferring Eligible Credit Support required to be delivered by Party A hereunder.


            The parties executing this Credit Support Annex have executed the Master Agreement and have agreed as to the contents of this Credit Support Annex.

                                             THE BANK OF NEW YORK, not in its
 LEHMAN BROTHERS SPECIAL FINANCING           individual or corporate capacity
               INC.                            but solely as Swap Contract
                                              Administrator for CWALT, Inc.
                                             Alternative Loan Trust 2006-OC3,
                                               pursuant to a Swap Contract
                                                 Administration Agreement

              Party A                                    Party B




          /s/ Miki Herrick                           /s/ Maria Tokarz
--------------------------------------     ------------------------------------
Name: Miki Herrick                         Name: Maria Tokarz

Title: Vice President                      Title: Assistant Treasurer

Date: April 28, 2006                       Date: April 28, 2006



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